SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2004


           Delaware                         Golden Spirit Mining Ltd.

         State or other jurisdiction of    (Exact name of registrant as
          incorporation or organization)     specified in its charter)

                                   52-2132622

                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada

                    (Address of principal executive offices)

                                    V6E 4N5

                                   (Zip Code)

                                 (604) 664-0484

              (Registrant's telephone number, including area code)


                          Golden Spirit Minerals Ltd.

         (Former name or former address, if changed since last report)

====================================================================

ITEM 5. CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 24, 2004, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, authorized the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shares entitled to vote on such matters, approved the change of Registrant's name from Golden Spirit Minerals Ltd. to "Golden Spirit Mining Ltd." in accordance with Section 242 of the General Corporation Law of Delaware. On September 29, 2004, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Delaware changing its name to Golden Spirit Minerals Ltd.

Increase in authorized capital. The Registrant announces that a majority of the shares entitled to vote on such matters, approved the increase in authorized share capital from 100,000,000 shares with a par value of $0.001 per share to 500,000,000 shares with a par value of $.0001 per share in accordance with
Section 222 of the General Corporation Law of the State of Delaware and on September 29, 2004 the Registrant filed a Certificate with the Secretary of State of Delaware authorizing the increase in authorized share capital.

Change of Symbol and CUSIP Number. Commensurate with the name change and increase in authorized share capital, Registrant also took the necessary steps to change its symbol and CUSIP Number. Therefore, the Registrant's CUSIP Number has changed from 3811194 10 9 to 38119R 10 8. Effective on the open of business on October 19, 2004 being 6:30 A.M. EST, the Registrant's symbol will change from GSPM to "GSML".



SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events

Stock Dividend. The Registrant announces that a majority of the shares entitled to vote on such matters, approved a ten percent (10%) dividend of the Company's common stock for shareholders of record as of September 30, 2004 in accordance with Section 242 of the General Corporation Law of Delaware. On September 29, 2004, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Delaware authorizing the ten percent (10%) dividend. Effective as of the close of business on September 30, 2004 (4:30 P.M. EST), each of the 80,245,959 presently issued and outstanding shares of the Corporation's common stock is hereby changed, by way of a ten percent (10%) stock dividend, without further action, into an additional 8,024,596 shares of common stock having the same characteristics. Accordingly, as of the close of business September 30, 2004 (4:30 P.M. EST), the Corporation shall have 88,270,555 shares of common stock issued and outstanding. The effective date of mailing of the distribution to shareholders of the ten percent (10%) stock dividend is October 18, 2004


ITEM 7.  EXHIBITS.

(c)  Exhibits

Exhibit No.     Description
-----------     -----------
3.01            Amended Articles of Incorporation


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Mining Ltd.


By:     /s/ R. Klein
    ___________________
    Robert Klein, President

DATED:  October 19, 2004